SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR
15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 26, 2004

NES RENTALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1280191	22-0664255
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8770 W. Bryn Mawr

60631

4th Floor		(Zip Code)
Chicago, IL

Registrant’s telephone number, including area code:  (773) 695-3999

Item 5. Other Events

On May 26, 2004, NES Rentals Holdings, Inc. named Andrew P. Studdert its new President and CEO effective June 1, 2004.  A copy of the company’s press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits:

99.1         Press release dated as of May 26, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NES Rentals holdingS, Inc.

Dated: May 26, 2004	By:	/s/ Michael D. Milligan
Michael D. Milligan
Senior Vice President
and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated as of May 26, 2004